UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date Of Report (Date Of Earliest Event Reported): 01/06/2005

                        American Campus Communities, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 001-32265

                MD                                           760753089
 (State or Other Jurisdiction Of                         (I.R.S. Employer
 Incorporation or Organization)                          Identification No.)

                         805 Las Cimas Parkway Suite 400
                                Austin, TX 78746
          (Address of Principal Executive Offices, Including Zip Code)

                                  512-732-1000
              (Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act(17CFR240.13e-4(c))

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                       Items to be Included in this Report

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Item 7.01.    Regulation FD Disclosure.
      On January 6, 2005, American Campus Communities, Inc. announced completion of the sale of University Village at San Bernardino to California State University, San Bernardino. The University exercised an option to purchase the 132-unit, 480-bed property for the option price of $28,250,000, or approximately $59,000 per bed.

      The press release is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 (the "Exchange Act"), or subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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                                  Signature(s)

      Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                             American Campus Communities, Inc.



                                        By:  /s/ Mark J. Hager
Date: January 6, 2005.                      ------------------------------
                                                 Mark J. Hager
                                                Executive Vice President, Chief
                                                Financial and Accounting Officer
                                                and Treasurer


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                                  Exhibit Index

 Exhibit No.  Description
  -------     ------------
  EX-99.1     Press Release Dated January 6, 2005